Exhibit 99.1
EARNINGS RELEASE
USCB Financial Holdings, Inc. Reports EPS of $0.21 for Q2 2023
MIAMI, FL – July 27, 2023 – USCB Financial Holdings, Inc. (the “Company”) (NASDAQ: USCB) , the holding company for U.S.
Century Bank

(the “Bank”), reported

net income of

$4.2 million or

$0.21 per diluted

share for the

three months ended

June 30, 2023,
compared with net income of $5.3 million or $0.26 per diluted share, for the same period in 2022.

The Company announced

on June 28, 2023 the

appointment of Luis de la

Aguilera to succeed Aida

Levitan, Ph.D. as Chairman

of the
Board of Directors

for both the

Company and the

Bank. Levitan had

served as chairman

of the Board

since 2017 and

will continue

to
contribute as a valued member of the Board.

“I am deeply grateful

for the privilege of

serving as Chairman of

this respected institution

for the past six years.

I extend my

heartfelt
thanks

to

the

Board

of

Directors,

our

dedicated

employees,

and

supportive

community

for

their

unwavering

commitment

and
collaboration,” said Aida Levitan, Ph.D., who will continue

as Board Director. “It is with

great confidence, that our Board of Directors
passes its leadership

as Chairman to

Luis de La

Aguilera, President and

CEO, along with

confirming Kirk

Wycoff,

Managing Partner
of Patriot Financial Partners, as Lead Independent Director.”
“As President

and CEO

of USCB

Financial Holdings,

Inc., I

am honored

to assume

the additional

responsibility of

Chairman of

the
Board.

Our unwavering

focus remains

on organic

and sustainable

growth,

ensuring

that USCB

Financial

Holdings

Inc. continues

to
thrive in

a sound

and prudent

manner.

We

are a

leading franchise

in what

I feel

is one

of the

most attractive

banking markets

in the
United States,” said de la

Aguilera. “On behalf of the

Board and the entire USCB team,

I thank Aida Levitan for her

leadership for the
past six years.”
“Like others in the industry today,

we are navigating a challenging operational environment with an inverted yield curve,

higher deposit
cost,

and

liquidity

concerns.

Despite

these

headwinds,

we

continue

to

execute

our

plans,

steadily

growing

both

loans

and

deposits,
underscoring our

resilience and

commitment to

serve our

customers and

community.

As we

look forward

to the

third quarter,

we are
encouraged by

increased and diversified

loan demand, which

positions us well

for the second

half of 2023,”

said Luis de

la Aguilera,
Chairman, President, and CEO.
Unless

otherwise

stated,

all

percentage

comparisons

in

the

bullet

points

below

are

calculated

for

the

quarter

ended

June 30,

2023
compared to the quarter ended June 30, 2022 and annualized where appropriate.
Profitability
•
Annualized return on

average assets for the

quarter ended June 30,

2023 was 0.77%

compared to 1.08%

for the second

quarter of
2022.

•
Annualized

return on

average stockholders’

equity for

the quarter

ended June

30, 2023

was 9.13

%

compared to

11.38%

for the
second quarter of 2022.

•
The efficiency ratio for the quarter ended June 30, 2023 was 65.25%

compared to 55.34% for the second quarter of 2022.

•
Net interest margin for the quarter ended June 30, 2023 was 2.73

%

compared to 3.37% for the same quarter ended 2022.
•
Net

interest

income

before

provision

for

credit

losses

was

$14.2 million

for

the

quarter

ended

June 30,

2023,

a

decrease

of
$1.5 million or 9.4% compared to the second quarter of 2022.
Balance Sheet
•
Total assets were $2.2

billion at June 30, 2023, representing an increase of $209.8 million or

10.4% from June 30, 2022.
•
Total loans were $1.6

billion at June 30, 2023, representing an increase of $223.2 million or 16.3% from

June 30, 2022.
•
Total deposits were $1.

9

billion at June 30, 2023, representing an increase of $182.6 million or 10.5%

from June 30, 2022.

•
Total

stockholders’

equity was

$183.7 million

at June 30,

2023, representing

an increase

of $3.6

million or

2.0%

from June 30,
2022.

Total

stockholders’ equity includes

after-tax unrealized security

losses of $47.1 million

at June 30, 2023 compared

to after-
tax unrealized security losses of $36.9 million at June 30, 2022.
Asset Quality
•
Allowance for

credit losses

(“ACL”) was

calculated under

the Current

Expected Credit

Losses (“CECL”)

standard methodology
for the first and second quarter of 2023 and the incurred loss methodology for the preceding quarters.
•
The ACL increased by $3.0 million to $18.8 million at June 30, 2023 from

$15.8 million at June 30, 2022.
•
The allowance for credit losses represented 1.18% of total loans at June 30, 2023 compared to 1.15% at

June 30, 2022.
•
Non-performing loans to total loans was 0.03% at June 30, 2023 compared to 0.00% at June 30, 2022.
Non-interest Income and Non-interest Expense
•
Non-interest income was $1.8 million for the three months ended

June 30, 2023, an increase of $229 thousand or 14.2%

compared
to $1.6 million for the same period in 2022.

• Non-interest expense was $10.5 million for the three months ended June 30, 2023, an increase of $901 thousand or 9.4% compared to the same period in 2022.

Capital
•
During the quarter the Company repurchased 77,603 shares of USCB Financial Holdings Inc. at a weighted average price per share
of $9.58. The

aggregate purchase price

for these transactions

was approximately $746.9

thousand, including transaction

costs. These
repurchases were

made through

open market pursuant

to the Company’s

publicly announced

repurchase program.

As of June

30,
2023, 172,397 shares remain authorized for repurchase under the program.
• As of June 30, 2023,
total risk-based capital ratios for the Company and the Bank were 13.42% and

13.38%, respectively.
•
Tangible book value per

common share (a

non-GAAP measure) of

$9.40 was negatively

affected by $2.41

due to after

tax unrealized
security losses of $47.1 million at

June 30, 2023. At June 30, 2022, tangible book

value of $9.00 was negatively affected

by $1.84
due to $36.9 million after tax unrealized security losses.
Conference Call and Webcast

The Company

will host

a conference

call on

Friday,

July 28,

2023, at

11:00

a.m. Eastern Time

to discuss

the Company’s

unaudited
financial results for the quarter

ended June 30, 2023. To

access the conference call, dial (800)

715-9871 (U.S. toll-free)

and ask to join
the USCB Financial Holdings Call or provide conference ID 6813115

.

Additionally,

interested

parties can

listen to

a live

webcast

of the

call in

the “Investor

Relations” section

of the

Company’s

website
at www.uscentury.com

.

An archived version of the webcast will be available in the same location shortly after the live call has ended.
About USCB Financial Holdings, Inc.
USCB Financial Holdings, Inc.

is the bank holding company for

U.S. Century Bank. Established in 2002,

U.S. Century Bank is one of
the largest

community banks

headquartered

in Miami,

and one

of the

largest community

banks in

the State

of Florida.

U.S. Century
Bank is rated 5-Stars by BauerFinancial, the nation’s leading independent bank rating firm. U.S. Century Bank offers customers a wide
range of

financial products

and services

and supports

numerous community

organizations,

including

the Greater

Miami Chamber

of
Commerce, the South

Florida Hispanic Chamber

of Commerce, and

ChamberSouth. For more

information or to

find a banking

center
near you, please call (305) 715-5200 or visit www.uscentury.com.
Forward-Looking Statements
This earnings

release may contain

statements that are

not historical in

nature and are

intended to be,

and are hereby

identified as,

forward-
looking

statements

for

purposes

of

the

safe

harbor

provided

by

Section

21E

of

the

Securities

Exchange

Act

of

1934,

as

amended.
Forward-looking statements are those that are not historical facts. The words “may,” “will,” “anticipate,” “should,” “would,” “believe,”
“contemplate,”

“expect,”

“aim,” “plan,”

“estimate,” “continue,”

and

“intend,”

as well

as other

similar words

and

expressions

of the
future, are intended to

identify forward-looking statements. These forward-looking statements include,

but are not limited

to,

statements

related to

our projected

growth, anticipated

future financial

performance, and

management’s

long-term performance

goals, as

well as
statements relating to the anticipated

effects on results of

operations and financial

condition from expected developments

or events, or
business and growth strategies, including anticipated internal growth and balance sheet restructuring.
These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from
those anticipated in such statements. Potential risks and uncertainties include,

but are not limited to:
•
the strength of the United States economy in general and the strength of the local economies in which we conduct operations;
•
our ability to successfully manage interest rate risk, credit risk, liquidity risk,

and other risks inherent to our industry;
•
the

accuracy

of

our

financial

statement

estimates

and

assumptions,

including

the

estimates

used

for

our

credit

loss

reserve

and
deferred tax asset valuation allowance;
•
the efficiency and effectiveness of our internal

control procedures and processes;
•
our ability to comply with

the extensive laws and

regulations to which we are

subject, including the laws for

each jurisdiction where
we operate;
•
adverse changes or conditions in capital and financial markets, including actual or potential stresses in the banking industry;
• deposit attrition and the level of our uninsured deposits;
•
legislative

or

regulatory

changes and

changes

in

accounting

principles,

policies,

practices or

guidelines,

including

the on-going
effects of the implementation of the Current Expected Credit Losses (“CECL”)

standard;
•
the effects of

our lack of

a diversified loan

portfolio and concentration in

the South Florida

market, including the

risks of geographic,
depositor, and industry concentrations, including

our concentration in loans secured by real estate;
• effects of climate change;
• the concentration of ownership of our common stock;
• fluctuations in the price of our common stock;
•
our ability to

fund or access

the capital markets

at attractive rates

and terms and

manage our growth,

both organic

growth as well
as growth through other means, such as future

acquisitions;
• inflation, interest rate, unemployment rate, market and monetary fluctuations;
• impacts of international hostilities and geopolitical events;
•
increased competition and its effect on the pricing of our products and services as well as our margin;
•
the effectiveness

of our risk management

strategies, including operational

risks, including, but

not limited to, client,

employee, or
third-party fraud and security breaches; and
•
other risks described in this earnings release and other filings we make with the

Securities and Exchange Commission (“SEC”).
All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from

expectations. Therefore, you

are cautioned not

to place undue

reliance on any

forward-looking statements. Further,
forward-looking

statements included

in this

earnings release

are made

only as

of the

date hereof,

and we

undertake no

obligation

to
update or revise any forward-looking statement

to reflect events or circumstances after the date on which the statements are made or to
reflect the occurrence of unanticipated events, unless required to do so under the federal securities

laws. You should also review the risk
factors described in the reports the Company filed or will file with the SEC.
Non-GAAP Financial Measures
This earnings

release includes financial

information determined by

methods other than

in accordance with

generally accepted accounting
principles (“GAAP”). This financial

information includes certain

operating performance measures. Management

has included these

non-
GAAP

measures

because

it

believes

these

measures

may

provide

useful

supplemental

information

for

evaluating

the

Company’s
operations and

underlying performance

trends. Further,

management uses these

measures in

managing and

evaluating the Company’s
business and intends to refer to

them in discussions about our operations

and performance. Operating performance

measures should be
viewed

in

addition

to,

and

not

as

an

alternative

to

or

substitute

for,

measures

determined

in

accordance

with

GAAP,

and

are

not
necessarily

comparable

to

non-GAAP

measures

that

may

be

presented

by

other

companies.

Reconciliations

of

these

non-GAAP
measures

to

the most

directly

comparable

GAAP measures

can be

found

in the

‘Non-GAAP

Reconciliation

Tables’

included

in the
exhibits to this earnings

release.
All numbers included in this press release are unaudited unless otherwise noted.
Contacts:
Investor Relations
InvestorRelations@uscentury.com
Media Relations
Martha Guerra-Kattou

MGuerra@uscentury.com

USCB FINANCIAL HOLDINGS, INC.
CONSOLIDATED STATEMENTS

OF INCOME (UNAUDITED)
(Dollars in thousands, except per share data)
Three Months Ended June 30, Six Months Ended June 30,
2023 2022 2023 2022
Interest income:
Loans, including fees $ 20,847 $ 14,053 $ 40,558 $ 27,035
Investment securities 2,382 2,510 4,668 4,839
Interest-bearing deposits in financial institutions 1,051 121 1,433 152
Total interest income 24,280 16,684 46,659 32,026
Interest expense:
Interest-bearing checking 200 17 243 33
Savings and money market accounts 6,968 615 11,753 1,166
Time deposits 2,145 271 3,202 530
FHLB advances and other borrowings 794 139 1,291 276
Total interest expense 10,107 1,042 16,489 2,005
Net interest income before provision for credit losses 14,173 15,642 30,170 30,021
Provision for credit losses 38 705 239 705
Net interest income after provision for credit losses 14,135 14,937 29,931 29,316
Non-interest income:

Service fees 1,173 1,083 2,378 1,983
Gain (loss) on sale of securities available for sale, net - (3) (21) 18
Gain on sale of loans held for sale, net 94 22 441 356
Loan settlement - - - 161
Other non-interest income 579 515 1,118 1,044
Total non-interest income 1,846 1,617 3,916 3,562
Non-interest expense:
Salaries and employee benefits 5,882 5,913 12,259 11,788
Occupancy 1,319 1,251 2,618 2,521
Regulatory assessments and fees 452 226 676 439
Consulting and legal fees 386 398 744 915
Network and information technology services 505 448 983 835
Other operating expense 1,908 1,315 3,348 2,665
Total non-interest expense 10,452 9,551 20,628 19,163
Net income before income tax expense 5,529 7,003 13,219 13,715
Income tax expense 1,333 1,708 3,214 3,566
Net income 4,196 5,295 10,005 10,149
Per share information:
Net income per common share, basic $ 0.21 $ 0.26 $ 0.51 $ 0.51
Net income per common share, diluted $ 0.21 $ 0.26 $ 0.51 $ 0.50
Weighted average shares outstanding:
Common shares, basic 19,590,359 20,000,753 19,722,152 19,997,869
Common shares, diluted 19,639,682 20,171,261 19,790,756 20,192,918

USCB FINANCIAL HOLDINGS, INC.
SELECTED FINANCIAL DATA (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
6/30/2023 3/31/2023 12/31/2022 9/30/2022 6/30/2022
Income statement data:
Net interest income $ 14,173 $ 15,997 $ 16,866 $ 16,774 $ 15,642
Provision for credit losses 38 201 880 910 705
Net interest income after provision for credit losses 14,135 15,796 15,986 15,864 14,937
Service fees 1,173 1,205 1,093 934 1,083
Gain (loss) on sale of securities available for sale, net - (21) (1,989) (558) (3)
Gain on sale of loans held for sale, net 94 347 205 330 22
Other income 579 539 568 1,083 515
Total non-interest income 1,846 2,070 (123) 1,789 1,617
Salaries and employee benefits 5,882 6,377 6,080 6,075 5,913
Occupancy 1,319 1,299 1,256 1,281 1,251
Regulatory assessments and fees 452 224 222 269 226
Consulting and legal fees 386 358 371 604 398
Network and information technology services 505 478 483 488 448
Other operating expense 1,908 1,440 1,602 1,415 1,315
Total non-interest expense 10,452 10,176 10,014 10,132 9,551
Net income before income tax expense 5,529 7,690 5,849 7,521 7,003
Income tax expense 1,333 1,881 1,415 1,963 1,708
Net income $ 4,196 $ 5,809 $ 4,434 $ 5,558 $ 5,295
Per share information:
Net income per common share, basic $ 0.21 $ 0.29 $ 0.22 $ 0.28 $ 0.26
Net income per common share, diluted $ 0.21 $ 0.29 $ 0.22 $ 0.28 $ 0.26
Balance sheet data (at period-end):

Cash and cash equivalents $ 87,280 $ 63,251 $ 54,168 $ 73,326 $ 83,272
Securities available-for-sale $ 218,442 $ 229,409 $ 230,140 $ 248,571 $ 339,464
Securities held-to-maturity $ 220,956 $ 186,428 $ 188,699 $ 178,865 $ 116,671
Total securities $ 439,398 $ 415,837 $ 418,839 $ 427,436 $ 456,135
Loans held for investment
(1)
$ 1,595,959 $ 1,580,394 $ 1,507,338 $ 1,431,513 $ 1,372,733
Allowance for credit losses $ (18,815) $ (18,887) $ (17,487) $ (16,604) $ (15,786)
Total assets $ 2,225,914 $ 2,163,821 $ 2,085,834 $ 2,037,453 $ 2,016,086
Non-interest-bearing deposits $ 572,360 $ 633,606 $ 629,776 $ 662,808 $ 653,708
Interest-bearing deposits $ 1,348,941 $ 1,196,856 $ 1,199,505 $ 1,133,834 $ 1,085,012
Total deposits $ 1,921,301 $ 1,830,462 $ 1,829,281 $ 1,796,642 $ 1,738,720
FHLB advances and other borrowings $ 87,000 $ 120,000 $ 46,000 $ 26,000 $ 66,000
Total liabilities $ 2,042,229 $ 1,979,963 $ 1,903,406 $ 1,860,036 $ 1,836,018
Total stockholders' equity $ 183,685 $ 183,858 $ 182,428 $ 177,417 $ 180,068
Capital ratios:
(2)

Leverage ratio 9.32% 9.36% 9.61% 9.48% 9.43%
Common equity tier 1 capital 12.27% 12.04% 12.53% 12.56% 12.65%
Tier 1 risk-based capital 12.27% 12.04% 12.53% 12.56% 12.65%
Total risk-based capital

13.42% 13.20% 13.65% 13.65% 13.74%
(1)

Loan amounts include deferred fees/costs.
(2) Reflects the Company's regulatory capital ratios

USCB FINANCIAL HOLDINGS, INC.
AVERAGE BALANCES, RATIOS, AND OTHER DATA

(UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
6/30/2023 3/31/2023 12/31/2022 9/30/2022 6/30/2022
Average balance sheet data:
Cash and cash equivalents $ 94,313 $ 50,822 $ 61,892 $ 77,887 $ 80,254
Securities available-for-sale $ 224,913 $ 230,336 $ 242,144 $ 331,206 $ 370,933
Securities held-to-maturity $ 192,628 $ 187,826 $ 184,459 $ 116,733 $ 120,130
Total securities $ 417,541 $ 418,162 $ 426,603 $ 447,939 $ 491,063
Loans held for investment
(1)
$ 1,569,266 $ 1,547,393 $ 1,456,780 $ 1,398,761 $ 1,296,476
Total assets $ 2,183,542 $ 2,120,218 $ 2,051,867 $ 2,026,791 $ 1,968,381
Interest-bearing deposits $ 1,270,657 $ 1,179,878 $ 1,150,049 $ 1,107,129 $ 1,071,709
Non-interest-bearing deposits $ 601,778 $ 664,369 $ 653,820 $ 655,853 $ 644,975
Total deposits $ 1,872,435 $ 1,844,247 $ 1,803,869 $ 1,762,982 $ 1,716,684
FHLB advances and other borrowings $ 93,075 $ 61,600 $ 37,500 $ 43,935 $ 36,330
Total liabilities $ 1,999,304 $ 1,936,847 $ 1,874,311 $ 1,841,503 $ 1,781,784
Total stockholders' equity $ 184,238 $ 183,371 $ 177,556 $ 185,288 $ 186,597
Performance ratios:
Return on average assets
(2)
0.77% 1.11% 0.86% 1.09% 1.08%
Return on average equity
(2)
9.13% 12.85% 9.91% 11.90% 11.38%
Net interest margin
(2)
2.73% 3.22% 3.45% 3.47% 3.37%
Non-interest income to average assets
(2)
0.34% 0.40% (0.02)% 0.35% 0.33%
Efficiency ratio
(3)
65.25% 56.32% 59.81% 54.58% 55.34%
Loans by type (at period end):
(4)
Residential real estate $ 183,093 $ 184,427 $ 185,636 $ 186,551 $ 203,662
Commercial real estate $ 989,401 $ 987,757 $ 970,410 $ 928,531 $ 843,445
Commercial and industrial $ 169,401 $ 160,947 $ 126,984 $ 121,145 $ 131,271
Foreign banks $ 85,409 $ 97,405 $ 93,769 $ 94,450 $ 84,770
Consumer and other

$ 167,845 $ 149,410 $ 130,429 $ 100,845 $ 109,250
Asset quality data:

Allowance for credit losses to total loans 1.18% 1.20% 1.16% 1.16% 1.15%
Allowance for credit losses to non-performing loans 3,871% 3,886% - % - % - %
Total non-performing loans
(5)
$ 486 $ 486 $ - $ -

$ -
Non-performing loans to total loans 0.03% 0.03% - % - % - %
Non-performing assets to total assets 0.02% 0.02% - % - % - %
Net charge-offs (recoveries of) to average loans
(2)
0.01% (0.01)% (0.00)% 0.03% (0.00)%
Net charge-offs (recovery of) credit losses $ 29 $ (49) $ (2) $ 91 $ (7)
Interest rates and yields:
(2)
Loans 5.33% 5.17% 4.86% 4.53% 4.35%
Investment securities

2.26% 2.20% 2.13% 1.94% 2.04%
Total interest-earning assets 4.68% 4.51% 4.21% 3.82% 3.60%
Deposits 1.99% 1.29% 0.77% 0.34% 0.21%
FHLB advances and other borrowings 3.42% 3.27% 2.27% 1.63% 1.53%
Total interest-bearing liabilities 2.97% 2.08% 1.25% 0.59% 0.38%
Other information:

Full-time equivalent employees 198 196 191 191 192
(1)

Loan amounts include deferred fees/costs.
(2)

Annualized.
(3)

Efficiency ratio is defined as total non-interest expense divided by sum of net interest income and total non-interest

income.
(4)

Loan amounts exclude deferred fees/costs.
(5)

The amounts for total non-performing loans and total non-performing assets are the same at the dates presented since there were

no impaired investments or other
real estate owned (OREO) recorded.

USCB FINANCIAL HOLDINGS, INC.

NET INTEREST MARGIN (UNAUDITED)
(Dollars in thousands)
Three Months Ended June 30,
2023 2022
Average

Balance Interest Yield/Rate
(1)
Average

Balance Interest Yield/Rate
(1)
Assets
Interest-earning assets:
Loans
(2)
$ 1,569,266 $ 20,847 5.33% $ 1,296,476 $ 14,053 4.35%
Investment securities
(3)
422,544 2,382 2.26% 493,352 2,510 2.04%
Other interest-earnings assets 87,536 1,051 4.82% 69,503 121 0.70%
Total interest-earning assets 2,079,346 24,280 4.68% 1,859,331 16,684 3.60%
Non-interest-earning assets 104,196

109,050

Total assets $ 2,183,542 $ 1,968,381
Liabilities and stockholders' equity

Interest-bearing liabilities:
Interest-bearing checking $ 53,561 200 1.50% $ 66,349 17 0.10%
Saving and money market deposits 940,095 6,968 2.97% 781,076 615 0.32%
Time deposits 277,001 2,145 3.11% 224,284 271 0.48%
Total interest-bearing deposits 1,270,657 9,313 2.94% 1,071,709 903 0.34%
FHLB advances and other borrowings 93,075 794 3.42% 36,330 139 1.53%
Total interest-bearing liabilities 1,363,732 10,107 2.97% 1,108,039 1,042 0.38%
Non-interest-bearing demand deposits 601,778

644,975

Other non-interest-bearing liabilities 33,794 28,770
Total

liabilities
1,999,304

1,781,784

Stockholders' equity 184,238 186,597
Total liabilities and stockholders' equity $ 2,183,542

$ 1,968,381

Net interest income $ 14,173 $ 15,642
Net interest spread
(4)
1.71% 3.22%
Net interest margin
(5)
2.73% 3.37%
(1)

Annualized.
(2)

Average loan balances include non-accrual loans. Interest income on loans includes accretion of deferred loan fees, net of deferred loan costs.
(3)

At fair value except for securities held to maturity. This amount includes FHLB stock.
(4)

Net interest spread is the average yield earned on total

interest-earning assets minus the average rate paid on total interest-bearing liabilities.
(5)

Net interest margin is the ratio of net interest income to total interest-earning assets.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
6/30/2023 3/31/2023 12/31/2022 9/30/2022 6/30/2022
Pre-tax pre-provision ("PTPP") income:
(1)
Net income $ 4,196 $ 5,809 $ 4,434 $ 5,558 $ 5,295
Plus: Provision for income taxes 1,333 1,881 1,415 1,963 1,708
Plus: Provision for credit losses 38 201 880 910 705
PTPP income $ 5,567 $ 7,891 $ 6,729 $ 8,431 $ 7,708
PTPP return on average assets:
(1)

PTPP income $ 5,567 $ 7,891 $ 6,729 $ 8,431 $ 7,708
Average assets $ 2,183,542 $ 2,120,218 $ 2,051,867 $ 2,026,791 $ 1,968,381
PTPP return on average assets
(2)
1.02% 1.51% 1.30% 1.65% 1.57%

Operating net income:
(1)
Net income $ 4,196 $ 5,809 $ 4,434 $ 5,558 $ 5,295
Less: Net gains (losses) on sale of securities - (21) (1,989) (558) (3)
Less: Tax effect on sale of securities - 5 504 141 1
Operating net income $ 4,196 $ 5,825 $ 5,919 $ 5,975 $ 5,297

Operating PTPP income:
(1)
PTPP income $ 5,567 $ 7,891 $ 6,729 $ 8,431 $ 7,708
Less: Net gains (losses) on sale of securities - (21) (1,989) (558) (3)
Operating PTPP income $ 5,567 $ 7,912 $ 8,718 $ 8,989 $ 7,711
Operating PTPP return on average assets:
(1)

Operating PTPP income $ 5,567 $ 7,912 $ 8,718 $ 8,989 $ 7,711
Average assets $ 2,183,542 $ 2,120,218 $ 2,051,867 $ 2,026,791 $ 1,968,381
Operating PTPP return on average assets
(2)
1.02% 1.51% 1.69% 1.76% 1.57%

Operating return on average assets:
(1)
Operating net income $ 4,196 $ 5,825 $ 5,919 $ 5,975 $ 5,297
Average assets $ 2,183,542 $ 2,120,218 $ 2,051,867 $ 2,026,791 $ 1,968,381
Operating return on average assets
(2)
0.77% 1.11% 1.14% 1.17% 1.08%
Operating return on average equity:
(1)
Operating net income $ 4,196 $ 5,825 $ 5,919 $ 5,975 $ 5,297
Average equity $ 184,238 $ 183,371 $ 177,556 $ 185,288 $ 186,597
Operating return on average equity
(2)
9.13% 12.88% 13.23% 12.79% 11.39%
Operating Revenue:
(1)

Net interest income
$ 14,173

$ 15,997

$ 16,866

$ 16,774

$ 15,642

Non-interest income

1,846 2,070 (123)

1,789

1,617

Less: Net gains (losses) on sale of securities
- (21) (1,989) (558) (3)

Operating revenue
$ 16,019 $ 18,088 $ 18,732 $ 19,121 $ 17,262
Operating Efficiency Ratio:
(1)

Total non-interest expense
$ 10,452

$ 10,176

$ 10,014

$ 10,132

$ 9,551

Operating revenue
$ 16,019 $ 18,088 $ 18,732 $ 19,121 $ 17,262

Operating efficiency ratio
65.25% 56.26% 53.46% 52.99% 55.33%
(1) The Company believes these non-GAAP measurements are

key indicators of the ongoing earnings power of the

Company.
(2)

Annualized.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
6/30/2023 3/31/2023 12/31/2022 9/30/2022 6/30/2022
Tangible book value per common share (at period-end):
(1)
Total stockholders' equity $ 183,685 $ 183,858 $ 182,428 $ 177,417 $ 180,068
Less: Intangible assets - - - - -
Tangible stockholders' equity $ 183,685 $ 183,858 $ 182,428 $ 177,417 $ 180,068
Total shares issued and outstanding (at period-end):
Total common shares issued and outstanding 19,544,777 19,622,380 20,000,753 20,000,753 20,000,753
Tangible book value per common share
(2)
$ 9.40 $ 9.37 $ 9.12 $ 8.87 $ 9.00
Operating diluted net income per common share:
(1)
Operating net income $ 4,196 $ 5,825 $ 5,919 $ 5,975 $ 5,297
Total weighted average diluted shares of common stock 19,639,682 19,940,606 20,172,438 20,148,208 20,171,261
Operating diluted net income per common share: $ 0.21 $ 0.29

$

0.29

$

0.30

$

0.26
Tangible Common Equity/Tangible Assets

Tangible stockholders' equity
$ 183,685 $ 183,858 $ 182,428 $ 177,417 $ 180,068

Tangible assets
$ 2,225,914

$

2,163,821

$

2,085,834

$

2,037,453

$

2,016,086
Tangible Common Equity/Tangible Assets 8.25% 8.50% 8.75% 8.71% 8.93%
(1)

The Company believes these non-GAAP measurements

are key indicators of the ongoing earnings power

of the Company.
(2)

Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options.